Exhibit 99.1
P.F. CHANG’S EARNS $0.34 PER SHARE
SCOTTSDALE, Arizona, July 27, 2005 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $9.3 million for the second quarter ended July 3, 2005 compared to $8.4 million for the second quarter of the prior year. Earnings per share for the second quarter increased to $0.34 from $0.32 in the second quarter of the prior year.

(000 except per share data)	2Q05	1Q05	2Q04

Revenues	$198,056	$194,214	$169,602
Net Income	$9,252	$10,826	$8,396
Diluted Earnings Per Share	$0.34	$0.40	$0.32
Shares Used in diluted EPS calculation	26,977	26,893	26,475
2005 Expectations
Currently, comparable store sales trends at the Bistro are running down approximately 3% versus an expectation of up 1.5%. Additionally, the Bistro has lowered its projection for new restaurant sales weeks by 24 weeks due to development delays. Lower comparable store sales trends combined with fewer new store sales weeks have resulted in a reduction of full year revenue estimates for the Bistro of approximately $6 million. Consequently, the company has lowered its earnings expectations for the year from $41 million ($1.52 per share) to approximately $39 million ($1.45 per share).
2006 Expectations
The company expects to increase revenues from fiscal 2005 by approximately 20% in fiscal 2006. This estimate is based on an increase in new restaurants (18 to 20 company-owned Bistros, 1 joint-ventured Bistro, 30 to 32 new Pei Wei Asian Diners and 1 new R&D restaurant) as well as comparable store sales growth assumptions of 1 to 2%. Earnings in fiscal 2006 (before any impact from stock option expensing) should grow commensurate with revenues.

The company is hosting a conference call today at 1:00 pm ET in which management will provide further details on the second quarter results as well as its expectations for the balance of the year. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; changes to existing accounting rules or differing interpretations to our current accounting practices and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.
Contact: P.F. Chang’s China Bistro, Inc.(602) 957-8986

Media:	Laura Cherry	laurac@pfchangs.com
Investor:	Bert Vivian	bertv@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	13 Weeks Ended
	Jul 3	Apr 3	Jun 27
	2005	2005	2004
			(Restated)
Revenues	$198,056	$194,214	$169,602
Cost of sales	54,493	53,982	47,866
Labor	64,636	63,404	56,485
Partner bonus expense, imputed	470	466	409
Operating	29,634	28,364	23,711
Occupancy	10,767	10,274	8,998

Restaurant operating profit	38,056	37,724	32,133
General & administrative	10,025	10,126	8,294
Depreciation & amortization	8,519	8,134	6,986
Preopening expenses	2,496	1,334	1,366
Partner investment expense	1,581	273	910

Income from operations	15,435	17,857	14,577
Interest income, net and other income	447	458	56
Minority interest	(2,176)	(2,276)	(2,393)

Income before provision for income taxes	13,706	16,039	12,240
Provision for income taxes	(4,454)	(5,213)	(3,844)

Net income	$9,252	$10,826	$8,396

Basic net income per share	$0.35	$0.41	$0.33
Diluted net income per share	$0.34	$0.40	$0.32
Shares used in calculation of basic EPS	26,221	26,117	25,605
Shares used in calculation of diluted EPS	26,977	26,893	26,475

	Percentage of Revenues
	Jul 3	Apr 3	Jun 27
	2005	2005	2004
			(Restated)
Revenues	100.0%	100.0%	100.0%
Cost of sales	27.5%	27.8%	28.2%
Labor	32.6%	32.6%	33.3%
Partner bonus expense, imputed	0.2%	0.2%	0.2%
Operating	15.0%	14.6%	14.0%
Occupancy	5.4%	5.3%	5.3%

Restaurant operating profit	19.2%	19.4%	18.9%
General & administrative	5.1%	5.2%	4.9%
Depreciation & amortization	4.3%	4.2%	4.1%
Preopening expenses	1.3%	0.7%	0.8%
Partner investment expense	0.8%	0.1%	0.5%

Income from operations	7.8%	9.2%	8.6%
Interest income, net and other income	0.2%	0.2%	0.0%
Minority interest	-1.1%	-1.2%	-1.4%

Income before provision for income taxes	6.9%	8.3%	7.2%
Provision for income taxes	-2.2%	-2.7%	-2.3%

Net income	4.7%	5.6%	5.0%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	26 Weeks Ended	26 Weeks Ended
	Jul 3	Jun 27
	2005	2004
		(Restated)
Revenues	$392,270	$333,658
Cost of sales	108,475	94,726
Labor	128,040	111,117
Partner bonus expense, imputed	936	787
Operating	57,998	46,328
Occupancy	21,041	17,505

Restaurant operating profit	75,780	63,195
General & administrative	20,151	17,003
Depreciation & amortization	16,653	13,509
Preopening expenses	3,830	3,721
Partner investment expense	1,854	14,381

Income from operations	33,292	14,581
Interest income and other income	905	147
Minority interest	(4,452)	(4,673)

Income before provision for income taxes	29,745	10,055
Provision for income taxes	(9,667)	(2,337)

Net income	$20,078	$7,718

Basic net income per share	$0.77	$0.30
Diluted net income per share	$0.75	$0.29
Shares used in calculation of basic EPS	26,169	25,582
Shares used in calculation of diluted EPS	26,935	26,462

	Percentage of Revenues
	Jul 3	Jun 27
	2005	2004
Revenues	100.0%	100.0%
Cost of sales	27.7%	28.4%
Labor	32.6%	33.3%
Partner bonus expense, imputed	0.2%	0.2%
Operating	14.8%	13.9%
Occupancy	5.4%	5.2%

Restaurant operating profit	19.3%	18.9%
General & administrative	5.1%	5.1%
Depreciation & amortization	4.2%	4.0%
Preopening expenses	1.0%	1.1%
Partner investment expense	0.5%	4.3%

Income from operations	8.5%	4.4%
Interest income and other income	0.2%	0.0%
Minority interest	-1.1%	-1.4%

Income before provision for income taxes	7.6%	3.0%
Provision for income taxes	-2.5%	-0.7%

Net income	5.1%	2.3%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended Jul 3, 2005
				Shared
	Total	Bistro	Pei Wei	Services

Revenues	$198,056	$166,418	$31,638	$—
Cost of sales	54,493	45,726	8,767	—
Labor	64,636	54,066	10,570	—
Partner bonus expense, imputed	470	441	29	—
Operating	29,634	24,420	5,214	—
Occupancy	10,767	8,883	1,884	—

Restaurant operating profit	38,056	32,882	5,174	—
General & administrative	10,025	3,437	1,682	4,906
Depreciation & amortization	8,519	7,033	1,344	142
Preopening expenses	2,496	1,544	952	—
Partner investment expense	1,581	1,126	455	—

Income from operations	15,435	19,742	741	(5,048)
Interest income, net and other income	447	20	7	420
Minority interest	(2,176)	(1,881)	(295)	—

Income before provision for income taxes	13,706	17,881	453	(4,628)

Provision for income taxes	(4,454)

Net income	$9,252

Basic net income per share	$0.35
Diluted net income per share	$0.34
Shares used in calculation of basic EPS	26,221
Shares used in calculation of diluted EPS	26,977

	Percentage of Revenues
	Total *	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.5%	27.5%	27.7%
Labor	32.6%	32.5%	33.4%
Partner bonus expense, imputed	0.2%	0.3%	0.1%
Operating	15.0%	14.7%	16.5%
Occupancy	5.4%	5.3%	6.0%

Restaurant operating profit	19.2%	19.8%	16.4%
General & administrative	5.1%	2.1%	5.3%
Depreciation & amortization	4.3%	4.2%	4.2%
Preopening expenses	1.3%	0.9%	3.0%
Partner investment expense	0.8%	0.7%	1.4%

Income from operations	7.8%	11.9%	2.3%
Interest income, net and other income	0.2%	0.0%	0.0%
Minority interest	-1.1%	-1.1%	-0.9%

Income before provision for income taxes	6.9%	10.7%	1.4%

Provision for income taxes	-2.2%

Net income	4.7%

     Certain percentage amounts do not sum to total due to rounding.

*    Includes Shared Services. Beginning in fiscal year 2005, the Company began classifying certain general and administrative expenses which benefit both the Bistro and Pei Wei within Shared Services.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Unaudited)

	26 Weeks Ended Jul 3, 2005
				Shared
	Total	Bistro	Pei Wei	Services

Revenues	$392,270	$329,997	$62,273	$—
Cost of sales	108,475	91,043	17,432	—
Labor	128,040	107,505	20,535	—
Partner bonus expense, imputed	936	872	64	—
Operating	57,998	48,131	9,867	—
Occupancy	21,041	17,348	3,693	—

Restaurant operating profit	75,780	65,098	10,682	—
General & administrative	20,151	7,142	3,208	9,801
Depreciation & amortization	16,653	13,712	2,650	291
Preopening expenses	3,830	2,509	1,321	—
Partner investment expense	1,854	1,334	520	—

Income from operations	33,292	40,401	2,983	(10,092)
Interest income, net and other income	905	135	7	763
Minority interest	(4,452)	(3,816)	(636)	—

Income before provision for income taxes	29,745	36,720	2,354	(9,329)

Provision for income taxes	(9,667)

Net income	$20,078

Basic net income per share	$0.77
Diluted net income per share	$0.75
Shares used in calculation of basic EPS	26,169
Shares used in calculation of diluted EPS	26,935

	Percentage of Revenues
	Total *	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	27.7%	27.6%	28.0%
Labor	32.6%	32.6%	33.0%
Partner bonus expense, imputed	0.2%	0.3%	0.1%
Operating	14.8%	14.6%	15.8%
Occupancy	5.4%	5.3%	5.9%

Restaurant operating profit	19.3%	19.7%	17.2%
General & administrative	5.1%	2.2%	5.2%
Depreciation & amortization	4.2%	4.2%	4.3%
Preopening expenses	1.0%	0.8%	2.1%
Partner investment expense	0.5%	0.4%	0.8%

Income from operations	8.5%	12.2%	4.8%
Interest income, net and other income	0.2%	0.0%	0.0%
Minority interest	-1.1%	-1.2%	-1.0%

Income before provision for income taxes	7.6%	11.1%	3.8%

Provision for income taxes	-2.5%

Net income	5.1%

     Certain percentage amounts do not sum to total due to rounding.

*    Includes Shared Services. Beginning in fiscal year 2005, the Company began classifying certain general and administrative expenses which benefit both the Bistro and Pei Wei within Shared Services.

P.F. Chang’s China Bistro, Inc.
Development Schedule

	P. F. Chang’s China Bistro
	1Q05	2Q05	3Q05	4Q05
Units opened	2	5
Units under construction			5	6
Units in development
Units closed	(1)

Total new unit development	1	5	5	6

Existing units	115	116	121	126

Total units	116	121	126	132

	Pei Wei Asian Diner
	1Q05	2Q05	3Q05	4Q05
Units opened	1	7	3
Units under construction			5	5
Units in development				3

Total new unit development	1	7	8	8

Existing units	53	54	61	69

Total units	54	61	69	77

P.F. Chang’s China Bistro, Inc.

2005 Forecast

	1Q05A				2Q05A				3Q05E				4Q05E				2005E
	Shared				Shared				Shared				Shared				Shared
	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total	Bistro	Pei Wei	Svcs	Total

Store weeks	1,492	698		2,190	1,531	746		2,277	1,598	848		2,446	1,668	961		2,629	6,289	3,253		9,542
Average weekly sales (000)	109.6	43.9		88.7	108.7	42.4		87.0	106.4	40.9		83.7	107.6	40.9		83.2	108.0	41.9		85.5

Revenues (millions)	163.6	30.6	—	194.2	166.4	31.6	—	198.1	170.0	34.7	—	204.7	179.5	39.3	—	218.8	679.5	136.2	—	815.7

Restaurant operating profit	32.2	5.5	—	37.7	32.9	5.2	—	38.1	33.2	5.4	—	38.6	35.4	6.2	—	41.5	133.6	22.3	—	155.9
General & administrative	3.7	1.5	4.9	10.1	3.4	1.7	4.9	10.0	3.4	2.0	5.0	10.4	3.5	2.1	5.1	10.7	14.0	7.2	19.9	41.2
Depreciation & amortization	6.7	1.3	0.1	8.1	7.0	1.3	0.1	8.5	7.2	1.6	0.2	8.9	7.4	1.8	0.2	9.3	28.3	6.0	0.6	34.9
Preopening expenses	1.0	0.4		1.3	1.5	1.0		2.5	1.9	0.8		2.7	1.7	0.7		2.4	6.1	2.8	—	8.9
Partner investment expense	0.2	0.1		0.3	1.1	0.5		1.6	1.2	0.5		1.7	1.4	0.5		1.9	3.9	1.6	—	5.4
Other income	(0.1)	—	(0.3)	(0.5)	0.0	0.0	(0.4)	(0.4)	—	—	(0.4)	(0.4)	—	—	(0.5)	(0.5)	(0.1)	0.0	(1.7)	(1.8)
Minority interest	1.9	0.3		2.3	1.9	0.3		2.2	1.9	0.3		2.2	2.0	0.4		2.4	7.7	1.4	—	9.1

Income (loss) before tax provision	18.8	1.9	(4.7)	16.0	17.8	0.4	(4.6)	13.7	17.6	0.2	(4.8)	13.0	19.3	0.7	(4.7)	15.4	73.6	3.3	(18.8)	58.1
Tax provision	6.1	0.6	(1.5)	5.2	5.8	0.1	(1.5)	4.4	5.7	0.1	(1.5)	4.2	6.3	0.2	(1.5)	5.0	23.9	1.1	(6.1)	18.9

Net income (loss)	12.7	1.3	(3.2)	10.8	12.0	0.3	(3.1)	9.2	11.9	0.1	(3.2)	8.8	13.1	0.5	(3.2)	10.4	49.7	2.2	(12.7)	39.2

FD shares	26.9	26.9	26.9	26.9	27.0	27.0	27.0	27.0	27.1	27.1	27.1	27.1	27.2	27.2	27.2	27.2	27.0	27.0	27.0	27.0

EPS	$0.47	$0.05	$(0.12)	$0.40	$0.45	$0.01	$(0.12)	$0.34	$0.44	$0.01	$(0.12)	$0.32	$0.48	$0.02	$(0.12)	$0.38	$1.84	$0.08	$(0.47)	$1.45

Revenues	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%	100.0%	100.0%		100.0%

Restaurant operating profit	19.7%	18.0%		19.4%	19.8%	16.4%		19.2%	19.5%	15.6%		18.8%	19.7%	15.7%		19.0%	19.7%	16.3%		19.1%
General & administrative	2.3%	5.0%		5.2%	2.1%	5.3%		5.1%	2.0%	5.6%		5.1%	1.9%	5.3%		4.9%	2.1%	5.3%		5.0%
Depreciation & amortization	4.1%	4.3%		4.2%	4.2%	4.2%		4.3%	4.2%	4.6%		4.4%	4.1%	4.5%		4.3%	4.2%	4.4%		4.3%
Preopening expenses	0.6%	1.2%		0.7%	0.9%	3.0%		1.3%	1.1%	2.3%		1.3%	0.9%	1.8%		1.1%	0.9%	2.1%		1.1%
Partner investment expense	0.1%	0.2%		0.1%	0.7%	1.4%		0.8%	0.7%	1.5%		0.8%	0.8%	1.3%		0.9%	0.6%	1.1%		0.7%
Other income	-0.1%	0.0%		-0.2%	0.0%	0.0%		-0.2%	0.0%	0.0%		-0.2%	0.0%	0.0%		-0.2%	0.0%	0.0%		-0.2%
Minority interest	1.2%	1.1%		1.2%	1.1%	0.9%		1.1%	1.1%	1.0%		1.1%	1.1%	1.0%		1.1%	1.1%	1.0%		1.1%

Income before tax provision	11.5%	6.2%		8.3%	10.7%	1.4%		6.9%	10.4%	0.6%		6.4%	10.8%	1.9%		7.0%	10.8%	2.4%		7.1%
Tax provision	32.5%	32.5%		32.5%	32.5%	32.5%		32.5%	32.5%	32.5%		32.5%	32.5%	32.5%		32.5%	32.5%	32.5%		32.5%

Net income	7.8%	4.2%		5.6%	7.2%	0.9%		4.7%	7.0%	0.4%		4.3%	7.3%	1.3%		4.7%	7.3%	1.6%		4.8%

P.F. Chang’s China Bistro, Inc.

2005 Forecast vs 2004 Actual

	1Q04	1Q05A	Change	2Q04	2Q05A	Change	3Q04	3Q05E	Change	4Q04	4Q05E	Change	2004	2005E	Change

Store weeks	1,761	2,190	24.4%	1,896	2,277	20.1%	1,979	2,446	23.6%	2,295	2,629	14.6%	7,931	9,542	20.3%
Average weekly sales (000)	93.2	88.7	-4.8%	89.5	87.0	-2.8%	87.9	83.7	-4.8%	86.8	83.2	-4.2%	89.1	85.5	-4.1%

Revenues (millions)	164.1	194.2	18.4%	169.6	198.1	16.8%	174.0	204.7	17.6%	199.3	218.8	9.8%	707.0	815.7	15.4%

Restaurant operating profit	31.1	37.7		32.1	38.1		34.3	38.6		38.2	41.5		135.7	155.9
General & administrative	7.9	10.1		8.3	10.0		8.9	10.4		8.7	10.7		33.8	41.2
Depreciation & amortization	6.5	8.1		7.0	8.5		7.3	8.9		8.4	9.3		29.2	34.9
Preopening expenses	2.4	1.3		1.4	2.5		2.0	2.7		2.2	2.4		8.0	8.9
Partner investment expense	2.0	0.3		0.9	1.6		1.7	1.7		1.6	1.9		6.2	5.4
Other income	(0.1)	(0.5)		(0.1)	(0.4)		(0.1)	(0.4)		(0.3)	(0.5)		(0.6)	(1.8)
Minority interest	2.3	2.3		2.4	2.2		2.6	2.2		2.8	2.4		10.1	9.1

Income before tax provision	10.1	16.0		12.2	13.7		11.9	13.0		14.8	15.4		49.0	58.1
Tax provision	3.1	5.2		3.8	4.4		3.7	4.2		4.6	5.0		15.2	18.9

Net income	7.0	10.8	54.7%	8.4	9.2	9.2%	8.2	8.8	7.7%	10.2	10.4	1.9%	33.8	39.2	16.0%

FD shares	26.4	26.9		26.5	27.0		26.6	27.1		26.8	27.2		26.6	27.0

EPS	$0.27	$0.40	51.8%	$0.32	$0.34	7.3%	$0.31	$0.32	5.7%	$0.38	$0.38	0.3%	$1.27	$1.45	14.0%

Legal settlement (net of tax)	0.5	—		—	—		—	—		—	—		0.5	—
Prior year partner investment expense (net of tax)	7.1	—		—	—		—	—		—	—		7.1	—

Net income (loss) after special charges	(0.7)	—		—	—		—	—		—	—		26.1	—

EPS (after special charges)	$(0.03)	$0.40		$0.32	$0.34		$0.31	$0.32		$0.38	$0.38		$0.98	$1.45

Revenues	100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%		100.0%	100.0%

Restaurant operating profit	19.0%	19.4%		18.9%	19.2%		19.7%	18.8%		19.2%	19.0%		19.2%	19.1%
General & administrative	4.8%	5.2%		4.9%	5.1%		5.1%	5.1%		4.4%	4.9%		4.8%	5.0%
Depreciation & amortization	4.0%	4.2%		4.1%	4.3%		4.2%	4.4%		4.2%	4.3%		4.1%	4.3%
Preopening expenses	1.5%	0.7%		0.8%	1.3%		1.1%	1.3%		1.1%	1.1%		1.1%	1.1%
Partner investment expense	1.2%	0.1%		0.5%	0.8%		1.0%	0.8%		0.8%	0.9%		0.9%	0.7%
Other income	-0.1%	-0.2%		-0.1%	-0.2%		-0.1%	-0.2%		-0.2%	-0.2%		-0.1%	-0.2%
Minority interest	1.4%	1.2%		1.4%	1.1%		1.5%	1.1%		1.4%	1.1%		1.4%	1.1%

Income before tax provision and special charges	6.2%	8.3%		7.2%	6.9%		6.8%	6.4%		7.4%	7.0%		6.9%	7.1%
Tax provision before special charges	31.5%	32.5%		31.5%	32.5%		31.5%	32.5%		31.5%	32.5%		31.5%	32.5%

Net income before special charges	4.3%	5.6%		5.0%	4.7%		4.7%	4.3%		5.1%	4.7%		4.8%	4.8%